EXHIBIT 10.30

AWARD / CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)			è	RATING DO-C9	PAGE OF PAGES 1 16

2. CONTRACT (PROC. INST. IDENT.) NO. F33615-99-C-5316		3. EFFECTIVE DATE		4. REQUISITION / PURCHASE REQUEST / PROJECT NO. See Schedule

5. ISSUED BY	AFRL/MLKT	CODE	FA8650	6. ADMINISTERED BY (IF OTHER THAN ITEM 5)			CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY/ 2530 C STREET, BUILDING 7 WRIGHT-PATTERSON AFB OH 45433-7607 WILLIAM O. BEEMAN 937-255-3506				DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789 EFT:T SCD: C PAS. (NONE)

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)						8. DELIVERY

CREE RESEARCH INC. 4600 SILICON DRIVE DURHAM NC 27703 (910) 929-5922 DURHAM COUNTY						☐ FOB Origin ☒ Other (see below)
9. DISCOUNT FOR PROMPT DELIVERY N

						10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS SHOW IN è		ITEM See Block 12
CAGE CODE OC9J8			FACILITY CODE

11. SHIP TO / MARK FOR		CODE		12. PAYMENT WILL BE MADE BY			CODE	HQ0338
See Section F				DFAS-CO/SOUTH ENTITLEMENT OPER P O BOX 182264 COLUMBUS OH 43218-2264

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION				14. ACCOUNTING AND APPROPRIATION DATA See Section G

15A. ITEM NO. See Section B		15B. SUPPLIES/SERVICES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

			15G. TOTAL AMOUNT OF CONTRACT			è

16. Table of Contents
	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
Ö	A	SOLICITATION/CONTRACT FORM	1	Ö	I	CONTRACT CLAUSES	12
Ö	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2		PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
Ö	C	DESCRIPTION/SPECS./WORK STATEMENT	4	Ö	J	LIST OF ATTACHMENTS	16
Ö	D	PACKAGING AND MARKING	5		PART IV – REPRESENTATIONS AND INSTRUCTIONS
Ö	E	INSPECTION AND ACCEPTANCE	6		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

Ö	F	DELIVERIES OR PERFORMANCE	7

Ö	G	CONTRACT ADMINISTRATION DATA	9		L	INSTRS., CONDS., AND NOTICES TO
Ö	H	SPECIAL CONTRACT REQUIREMENTS	11		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.     ☒ Contractor’s Negotiated Agreement

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.     ☐ Award  (Contractor is not required to sign this document).

Your offer on solicitation number         including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) CALVIN H. CARTER, JR. DIRECTOR, MATERIALS TECHNOLOGY				20A. NAME OF CONTRACTING OFFICER BRUCE J. MILLER

19B. Name of Contractor			19C. Date Signed	20B. United States of America			20C. Date Signed

by /s/ Calvin H. Carter, Jr.			22AUG99	by /s/ Bruce J Miller			30AUG99
(Signature of person authorized to sign)				(Signature of Contracting Officer)

NSN 7540-01-152-8069 Previous Editions unusable ConWrite Version 3.11	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a))

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0001		1	[***]
		LO	[***]
	Noun:	RESEARCH AND DATA
	ACRN:	9
	Security	U
	NSN	N – Not Applicable
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, Description/Specifications dated 7JUN1999. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

000101
	Noun:	Funding Info Only
	ACRN:	AA [***]

000102
	Noun:	Funding Info Only
	ACRN:	AB [***]

0002		1	NSP
		LO	NSP
	Security	U
	NSN	N – Not Applicable
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Deliver hardware in accordance with Section C Description/Specifications entitled, “Silicon Carbide Substrates”, dated 7JUN1999.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SECTION B F33615-99-C-5316

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by full text:

A. OTHER CLAUSES IN FULL TEXT

B037 CONTRACT TYPE: COST-SHARING (FEB 1997)

Estimated Cost [***]

Government Share [***]

Contractor’s Share [***]

Applicable to following Line Items: ALL

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SECTION B F33615-99-C-5316

PART I – THE SCHEDULE

SECTION C – DESCRIPTION/SPECS/WORK STATEMENT

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION B F33615-99-C-5316

PART I – THE SCHEDULE

SECTION D – PACKAGING AND MARKING

1. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. AIR FORCE MATERIEL COMMAND FAR CONTRACT CLAUSES

5352.247-9007 SPECIFICATION COMMERCIAL PACKAGING (AFMC) (SEP 1998)

SECTION D F33615-99-C-5316

PART I – THE SCHEDULE

SECTION E – INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-09	INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by full text:

A. OTHER CLAUSES IN FULL TEXT

E006 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (APR 1998)

(a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

John Blevins

AFRL/MLMP

2700 D Street, Suite 2

Building 22B

Wright Patterson AFB, OH 45433

(b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

(c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

John Blevins

AFRL/MLMP

2700 D Street, Suite 2

Building 22B

Wright Patterson AFB, OH 45433

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, John Blevins

AFRL/MLMP

2700 D Street, Suite 2

Building 22B

Wright Patterson AFB, OH 45433.

SECTION E F33615-99-C-5316

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	U		0	28 MARO

	RESEARCH AND DATA
	ACRN:	9
	Sec. Class:	U
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 28 months after mailing date. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 24 months after mailing date. See DD Form 1423 for mailing address.

0002		1	U		0	28 MARO

	Sec. Class	U
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 28 months after mailing date. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 24 months after mailing date. See DD Form 1423 for mailing address.

SECTION F F33615-99-C-5316

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15	STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)
52.247-34	F.O.B. DESTINATION (NOV 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by full text:

A. OTHER CLAUSES IN FULL TEXT

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

(a) “MAC” and “MARO” mean “months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)”.

(b) “WARO” means “weeks after the effective date for award of the contractual action”.

(c) “DARO” means “days after the effective date for award of the contractual action”.

(d) “ASREQ” means “as required”. Detailed delivery requirements are then specified elsewhere in Section F.

F005 DELIVERY OF REPORTS (OCT 1998)

(i) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

(ii) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

SECTION F F33615-99-C-5316

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data		Obligation Amount
AA			[***]
97 X0360 1102 D50 47WL P010A0 000000 00000 000000 503000 F03000

	Funding breakdown:	On Clin 000101: +[***]

	PR/MIPR:	GWSML997201077 [***]

Descriptive data:
JON: 10A00017

AA			[***]
97 X0360 1102 D50 4742 10DEFA 000000 00000 000000 503000 F03000

	Funding breakdown:	On Clin 000102: [***]

	PR/MIPR:	GWSML997201077 [***]

Descriptive data:
JON: 10A00017

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SECTION G F33615-99-C-5316

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by full text:

A. OTHER CLAUSES IN FULL TEXT

G002 PROGRAM MANAGER (MAY 1997)

Program Manager: John Blevins

AFRI/MLMP

2700 D Street, Suite 2

Building 22B

Wright Patterson AFB, OH 45433

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (FEB 1997)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	[***]
AB	000102	[***]

G0006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting offices (CO) for examining vouchers received directly from the contractor.

G014 FINAL PATENT REPORT (OCT 1997)

In accordance with 5327.305-3(b)90, the Administrative Contracting Officer shall forward the final patent report (e.g., DD Form 882, Report of Inventions and Subcontracts) and any related information to AFMC LO/JAZI

2240 B St., Rm 100

Wright-Patterson AFB OH 45433-7109.

G015 IMPLEMENTATION OF TAXPAYER IDENTIFICATION NUMBER (APR I998)

In accordance with FAR 52.204-03, Taxpayer Identification Number is 56-1572719.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SECTION G F33615-99-C-5316

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by full text:

A. OTHER CLAUSES IN FULL TEXT

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H029 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (OCT 1997)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

(a) 1 copy(ies) to: Office of Public Affairs, ASC/PA

Wright Patterson AFB, OH 45433

(b) 1 copy(ies) to: Contracting Officer, AFLR/MLKT

2530 C Street

Wright Patterson AFB, OH 45433-7607

(c) 1 copy(ies) to: Program Manager, John Blevins

AFRL/MLMP

2700 D Street, Suite 2

Wright Patterson AFB, OH 45433.

H033 SOLICITATION NUMBER (APR 1998)

Solicitation Number: 99-3-MLK

SECTION H F33615-99-C-5316

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

FAR: FAC 97-12; DFAR: DCN19990772; DL.: DL 98-021; Class Deviations: CD 98-O0014; AFFAR: 1996 Edition; AFMCFAR: AFMCAC 97-3; AFAC: AFAC 96-2; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITION (OCT 1995)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 1997)
52.204-04	PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)
52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-05	MATERIAL REQUIREMENTS (OCT 1997)
52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-02	AUDIT AND RECORDS—NEGOTIATION (JUN 1999)
52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA-MODIFICATIONS (OCT 1997)
52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.216-07	ALLOWABLE COST AND PAYMENT (APR 1998)
52.216-12	COST-SHARING CONTRACT—NO FEE (APR 1984)
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (JUN 1999)
52.222-01	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) Para (a), Dollar amount is’$0.00’
52.222-03	CONVICT LABOR (AUG 1996)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (FEB 1999)
52.222-35	AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA (APR 1998)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37	EMPLOYMENT REPORTS ON DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA (JAN 1999)
52.223-02	CLEAN AIR AND WATER (APR 1984)
52.223-06	DRUG-FREE WORKPLACE (JAN 1997)
52.225-11	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (AUG 1998)
52.227-01	AUTHORIZATION AND CONSENT (JUL 1995)—ALTERNATE I (APR 1984)

SECTION I F33615-99-C-5316

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-11	PATENT RIGHTS—RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997) Para (1), Communications: ‘AFMC LO/JAZI
2240 B St., Rm 100
Wright-Patterson AFB OH 45433-7109’
52.228-07	INSURANCE — LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17	INTEREST (JUN 1996)
52.232-20	LIMITATION OF COST (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) — ALTERNATE I (APR 1984)
52.232-25	PROMPT PAYMENT (JUN 1997)
Para (b)(1), Contract financing payments shall be made on the ‘30th’
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (MAY 1999)
52.232-34	PAYMENT BY ELECTRONIC FUNDS TRANSFER—OTHER THAN CENTRAL CONTRACTOR REGISTRATION (MAY 1999)
CO shall insert date, days after award, days before first request, date specified for receipt of offers or “concurrent with first request”; otherwise, if not prescribed, insert “no later than 15 days prior to submission of the first request for payment. ‘No later than 15 days prior to submission of the first request for payment.’
52.233-01	DISPUTES (DEC 1998)
52.233-03	PROTEST AFTER AWARD (AUG 1996) — ALTERNATE I (JUN 1985)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) — ALTERNATE V (APR 1984)
52.243-06	CHANGE ORDER ACCOUNTING (APR 1984)
52.243-07	NOTIFICATION OF CHANGES (APR 1984)
Para (b), Number of calendar days is ‘30 days’
Para (d), Number of calendar days is ‘30 days’
52.244-02	SUBCONTRACTS (AUG 1998) — ALTERNATE I (AUG 1998)
Para (e), Contractor shall obtain the Contracting Officer’s written consent before placing the following subcontracts: ‘all’
Para (k), the following subcontracts which were evaluated during negotiations: ‘none’
52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCT 1998)
52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION) (JAN 1986)
52.246-23	LIMITATION OF LIABILITY (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.247-67	SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL SERVICES ADMINISTRATION FOR AUDIT (JUN 1997)
52.249-06	TERMINATION (COST-REIMBURSEMENT) (SEP 1996)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.252-06	AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES (MAR 1999)
252.204-7000	DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

SECTION I F33615-99-C-5316

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION (MAR 1998)
252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000	PRICING ADJUSTMENTS (DEC 1991)
252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (MAY 1999)
252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (AUG 1998)
252.225-7026	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (MAR 1998)
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT (OCT 1988)
252.227-7034	PATENTS—SUBCONTRACTS (APR 1984)
252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (NOV 1995)
252.227-7039	PATENTS—REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.235-7010	ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
Para (a), name of contracting agency(ies): ‘United States Air Force’
Para (a), contract number(s): ‘F33615-99-C-5316’
Para (b), name of contracting agency(ies): United States Air Force’
252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT (MAY 1995)
252.242-7000	POSTAWARD CONFERENCE (DEC 1991)
252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (SEP 1996)
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.245-7001	REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)
252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.235-9000	SCIENTIFIC/TECHNICAL INFORMATION (STINFO) (MAY 1996)

D. AIR FORCE MATERIEL COMMAND FAR CONTRACT CLAUSES

5352.227-9000 EXPORT-CONTROLLED DATA RESTRICTIONS (AFMC) (JUL 1997)
5352.228-9001 INSURANCE CLAUSE IMPLEMENTATION (AFMC) (JUL 1997)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by full text:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52:219-04 NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS (JAN 1999)

(a) Definition. HUBZone small business concern, as used in this clause, means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.

(b) Evaluation preference. (1) Offers will be evaluated by adding a factor of 10 percent to the price of all offers, except –

(i) Offers from HUBZone small business concerns that have not waived the evaluation preference;

SECTION I F33615-99-C-5316

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(ii) Otherwise successful offers from small business concerns;

(iii) Otherwise successful offers of eligible products under the Trade Agreements Act when the dollar threshold for application of the Act is exceeded (see 25.402 of the Federal Acquisition Regulation (FAR)); and

(iv) Otherwise successful offers where application of the factor would be inconsistent with a Memorandum of Understanding or other international agreement with a foreign government.

(2) The factor of 10 percent shall be applied on a line item basis or to any group of items on which award may be made. Other evaluation factors described in the solicitation shall be applied before application of the factor.

(3) A concern that is both a HUBZone small business concern and a small disadvantaged business concern will receive the benefit of both the HUBZone small business price evaluation preference and the small disadvantaged business price evaluation adjustment (see FAR clause 52.219-23). Each applicable price evaluation preference or adjustment shall be calculated independently against an offeror’s base offer. These individual preference amounts shall be added together to arrive at the total evaluated price for that offer.

(c) Waiver of evaluation preference. A HUBZone small business concern may elect to waive the evaluation preference, in which case the factor will be added to its offer for evaluation purposes. The agreements in paragraph (d) of this clause do not apply if the offer or has waived the evaluation preference.

[] Offeror elects to waive the evaluation preference.

(d) Agreement. A HUBZone small business concern agrees that in the performance of the contract, in the case of a contract for

(1) Services (except construction), at least 50 percent of the cost of personnel for contract performance will be spent for employees of the concern or employees of other HUBZone small business concerns;

(2) Supplies (other than procurement from a nonmanufacturer of such supplies), at least 50 percent of the cost of manufacturing, excluding the cost of materials, will be performed by the concern or other HUBZone small business concerns;

(3) General construction, at least 15 percent of the cost of the contract performance incurred for personnel will be spent on the concern’s employees or the employees of other HUBZone small business concerns; or

(4) Construction by special trade contractors, at least 25 percent of the cost of the contract performance incurred for personnel will be spent on the concern’s employees or the employees of other HUBZone small business concerns.

(e) A HUBZone joint venture agrees that in the performance of the contract, the applicable percentage specified in paragraph (d) of this clause will be performed by the HUBZone small business participant or participants.

(f) A HUBZone small business concern nonmanufacturer agrees to furnish in performing this contract only end items manufactured or produced by HUBZone small business manufacturer concerns. This paragraph does not apply in connection with construction or service contracts.

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af mil/

SECTION I F33615-99-C-5316

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	3	16 JUN 1999	Contract Data Requirements List, DD Form 1423

ATTACHMENT 1	4	11 AUG 1999	Statement of Work, Entitled, “Silicon Carbide Substrates”

SECTION J F33615-99-C-5316

STATEMENT OF WORK (SOW)

7 JUN 99

1.0 Objective

The objective of this project is to establish a viable, world class, domestic, merchant manufacturing capability that is responsive to customer requirements with respect to quality, price and delivery, for large diameter, electronic grade, silicon carbide substrates.

1.1 Scope

This project is aimed at establishing an economically viable production capability for silicon carbide substrates. This effort shall consist of the following tasks:

Task 1: [***]

Task 2: [***]

Task 3: [***]

Task 4: 100-mm [***]

  Task 5: [***]

  Task 6: [***]

2.0 Applicable Documents

International Standards Organization (ISO 9000)

3.0 Requirements

3.1 [***]

The contractor shall implement a [***] plan that utilizes [***] which addresses [***] (CDRL Data Item # A001, A003, A005 & A006).

3.1.1 [***]

The contractor shall develop and implement strategies to [***] on [***] vs. Cree’s current process for producing [***]. The contractor shall [***] and continuously track all [***] throughout the duration of the project (CDRL Data Item # A001, A003, A005 & A006).

3.1.2 [***]

The contractor shall develop and implement strategies to [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1 of 4

F33615-99-C-5316

Attachment 1

[***] vs. Cree’s current process for producing [***]. The contractor shall [***] and continuously track all [***] throughout the duration of the project (CDRL Data Item # A001, A003, A005 & A006).

3.1.3 [***]

The contractor shall develop and implement strategies to [***] theoretical. The contractor shall [***] and continuously track [***] throughout the duration of the project (CDRL Data Item # A001, A003, A005 & A006).

3.1.4 [***]

The contractor shall develop and implement strategies to attempt to [***]. The contractor agrees it will use its best efforts to achieve the [***]. The contractor shall [***] and continuously track [***] throughout the duration of the project (CDRL Data Item # A001, A003, A005 & A006).

3.1.5 [***]

The contractor shall develop and implement strategies to [***]. The contractor shall [***] and continuously track [***] throughout the duration of the project (CDRL Data Item # A001, A003, A005 & A006).

3.1.6 [***]

The contractor shall develop and implement strategies to [***] vs. Cree’s current process for producing [***]. The contractor shall [***] and continuously track [***] throughout the duration of the project (CDRL Data Item # A001, A003, A005 & A006).

3.1.7 [***]

The contractor shall develop and implement strategies to [***] (CDRL Data Item # A001, A003, A005 & A006).

3.1.8 [***]

The contractor shall develop and implement strategies to [***]. The contractor shall [***] and continuously track [***] throughout the duration of the project

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(CDRL Data Item # A001, A003, A005 & A006).

SECTION B F33615-99-C-5316

3.2 [***]

The contractor shall establish subcontracts to [***] (CDRL Data Item # A001, A003, A005 & A006).

3.3 [***]

The contractor shall develop and implement a [***] in accordance with [***] (CDRL Data Item # A001, A003, A005 & A006).

3.4 [***]

The contractor shall develop and demonstrate [***] and [***] (CDRL Data Item # A001, A003, A005 & A006).

3.5 [***]

The contractor shall perform [***] analysis and planning with the objective of [***]. The contractor shall implement the [***] as appropriate with the state of readiness of the product and process. The contractor shall aggressively [***] (CDRL Data Item # A001, A003, A004, A005 & A006).

3.5.1 [***]

The contractor shall perform [***] to enhance the level of [***] (CDRL Data Item # A001, A003, A004, A005 & A006).

3.6 [***]

The contractor shall provide [***] to the Government for evaluation purposes. The contractor shall propose a [***] (CDRL Data Item # A001, A003, A005 & A006).

3.7 Management Functions

The contractor shall exercise administrative and financial management functions during the course of this effort (CDRL Data Item # A001, A002, A003, A004, A005 & A006).

3.8 Visual Aids

The contractor shall prepare presentation materials for project reviews and other

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

SECTION B F33615-99-C-5316

Government requirements (CDRL Data Item # A002).

3.9 Project Visibility

The contractor shall conduct in-depth technical, business, marketing, financial and management reviews with the Government to examine the status and progress of the project. The project reviews shall be held, at a minimum, every three months at either Wright-Patterson AFB or the contractor site.

SECTION B F33615-99-C-5316

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001	B. EXHIBIT A	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL TDP TM OTHER

D. SYSTEM/ITEM 10A00018	E. CONTRACT/PR NO. F33615-99-C-5316	F. CONTRACTOR Cree Research

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM STATUS REPORT	3. SUBTITLE	17. PRICE GROUP

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT 80368/T	5. CONTRACT REFERENCE Sec C, Para 3.1; 3.1.1; *	6. REQUIRING OFFICE AFRL/MLMP	18. ESTIMATED TOTAL PRICE

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED	10. FREQUENCY QRTLY	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION

8. APP CODE N/A	D	11. AS OF DATE **	13. DATE OF SUBSEQUENT SUBMISSION **

		b. COPIES
	a. ADDRESSEE	Draft	Final

16. REMARKS			Reg	Repro

Tailored to allow contractor’s format and to delete Block 10 para 10.2.2.3.	AFRL/MLMP		3
	ACO ***
* 3.1.2, 3.1.3, 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.8, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7	CO		1
** Submit on the last day of the contractor’s monthly accounting period nearest the end of the government’s fiscal year quarter, except when final report is due to be submitted, then omit this item.	AFRL/MLPO NRL ARL		1 1 1
*** Letter of Transmittal only.
		15. TOTAL	7

G. PREPARED BY JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701	H. DATE 16JUN99	I. APPROVED BY Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT	J. DATE 16JUN99

DD Form 1423-1, JUN 90	Previous editions are obsolete	Page 1 of 8 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001	B. EXHIBIT A	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL TDP TM OTHER

D. SYSTEM/ITEM 10A00018	E. CONTRACT/PR NO. F33615-99-C-5316	F. CONTRACTOR Cree Research

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM PRESENTATION MATERIAL	3. SUBTITLE	17. PRICE GROUP

4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81373/T	5. CONTRACT REFERENCE Sec C, Para 3.7 and 3.8	6. REQUIRING OFFICE AFRL/MLMP	18. ESTIMATED TOTAL PRICE

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED D	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION *
8. APP CODE N/A		11. AS OF DATE *	13. DATE OF SUBSEQUENT SUBMISSION *

	14. DISTRIBUTION

		b. COPIES
	a. ADDRESSEE	Draft	Final

			Reg	Repro

16. REMARKS Tailored to require only negatives and slides. ASREQ means as required to document topics under discussion at each review. * Submit at each review. Maximum # of slides and negatives combined shall not exceed 100 for this contact. Submit reproducible on 3.5” floppy disk, or CD-ROM compatible with MS-Office for Windows.	AFRL/MLMP	1	1	1

	15. TOTAL	1	1	1

G. PREPARED BY JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701	H. DATE 16JUN99	I. APPROVED BY Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT	J. DATE 16JUN99

DD Form 1423-1, JUN 90	Previous editions are obsolete	Page 2 of 8 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)		Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL
0001	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
10A00018	F33615-99-C-5316	Cree Research

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A003	FUNDS AND MAN-HOUR EXPENDITURE REPORT

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-FNCL-80331/T	Sec C, Para 3.1; 3.1.1; *	AFRL/MLMP

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED E	10. FREQUENCY MTHLY	12. DATE OF FIRST SUBMISSION ***	14. DISTRIBUTION

b. COPIES
8. APP CODE N/A	11. AS OF DATE **	13. DATE OF SUBSEQUENT SUBMISSION ***	a. ADDRESSEE	Draft	Final

					Reg	Repro

16. REMARKS

Tailored to allow contractor’s format.

*      3.1.2, 3.1.3, 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.8, 3.2, 3.3, 3.4, 3.5, 3.6., 3.7, 3.8

**    At the close of the contractor’s monthly accounting period

***  30 days after Block 11 time.

			AFRL/MLMP ACO CO AFRL/MLF AFRL/MLPO NRL ARL		3 1 1 1 1 1 1

			15. TOTAL		9

G. PREPARED BY	H. DATE		I. APPROVED BY		J. DATE
JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701	16JUN99		Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT		16JUN99

DD Form 1423-1, JUN 90	Previous editions are obsolete			Page 3 of 8 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)		Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL
0001	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
10A00018	F33615-99-C-5316	Cree Research

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A004	SCIENTIFIC AND TECHNICAL REPORTS	STRATEGIC BUSINESS PLAN

4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711/T	5. CONTRACT REFERENCE Sec C, Para 3.5; 3.7;	6. REQUIRING OFFICE AFRL/MLMP	18. ESTIMATED TOTAL PRICE

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED D	10. FREQUENCY 2 Time	12. DATE OF FIRST SUBMISSION 9 MAC	14. DISTRIBUTION

b. COPIES

8. APP CODE A		11. AS OF DATE 0	13. DATE OF SUBSEQUENT SUBMISSION 21 MAC	a. ADDRESSEE	Draft	Final

						Reg	Repro

16.REMARKS Tailored to document the contractor’s long term strategy of becoming viable producer of silicon carbide substrates. Approval/disapproval by letter from the Air Force Program Manager within 45 days after receipt. Disapproval requires correction/resubmission within 30 days after receipt of Air Force comments. Submit reproducible on 3.5” floppy disk, or CD-ROM compatible with MS-Office for Windows.				AFRL/MLMP AFRL/MLPO NRL ARL	3 1 1 1	1	1

				15. TOTAL	6	1	1

G. PREPARED BY		H. DATE	I. APPROVED BY			J. DATE
JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701		16JUN99	Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT			16JUN99

DD Form 1423-1, JUN 90	Previous editions are obsolete	Page 4 of 8 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)		Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL
0001	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
10A00018	F33615-99-C-5316	Cree Research

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A005	SCIENTIFIC AND TECHNICAL REPORTS	Project Final Report

4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711/T	5. CONTRACT REFERENCE Sec C, Para 3.1; 3.1.1; *	6. REQUIRING OFFICE AFRL/MLMP	18. ESTIMATED TOTAL PRICE

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED	10. FREQUENCY ONE/R	12. DATE OF FIRST SUBMISSION 26 MAC	14. DISTRIBUTION

	D				b. COPIES
8. APP CODE A		11. AS OF DATE 24 MAC	13. DATE OF SUBSEQUENT SUBMISSION 28 MAC	a. ADDRESSEE	Draft	Final

						Reg	Repro

16. REMARKS

Tailored to require the official AFRL emblem to be placed in the upper right hand corner of the front cover with affected entries adjusted as required (AFRL will supply a copy of the emblem); Block 10, para 10.3 is clarified so that distribution to DTIC will be through Air Force distribution channels.

Approval/disapproval by letter from the Air Force Program Manager within 60 days after receipt. Disapproval requires correction/resubmission within 60 days after receipt of Air Force comments.

* 3.1.2, 3.1.3, 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.8, 3.2, 3.3, 3.4, 3.5, 3.6., 3.7

Draft report shall be unbound, in standard size type, double-spaced and single-sided.

Reproducibles shall be 1). a CAMERA READY, unbound, suitable for offset reproduction, and 2). on 3.5” floppy disk (or CD-ROM, or ZIP drive disk) compatible with MS-Office for Windows, and both shall incorporate all changes made in the corrected draft. All photos shall be glossy finished.

Submit the reproducibles with the final corrected version only.

The contractor is reminded that the National Industrial Security Program Operating Manual, DOD 5220.22-M, Chapter 4, Paragraph 4-208(a), dated January 1995 requires that records be maintained when documents derive classified from multiple sources.

**    Letter of Transmittal only.

				AFRL/MLMP ACO ** CO ** AFRL/MLPO NRL ARL	3	1 1 1 1 1 1	1

				15. TOTAL	3	6	1

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701	16JUN99	Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT	16JUN99

DD Form 1423-1, JUN 90	Previous editions are obsolete	Page 5 of 8 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)		Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL
0001	A	TDP TM OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
10A00018	F33615-99-C-5316	Cree Research

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A006	PROJECT PLANNING CHART

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80507A/T	5. CONTRACT REFERENCE Sec C, Para 3.1; 3.1.1; *	6. REQUIRING OFFICE AFRL/MLMP	18. ESTIMATED TOTAL PRICE

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED	10. FREQUENCY QRTLY	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION

	D				b. COPIES
8. APP CODE N/A		11. AS OF DATE **	13. DATE OF SUBSEQUENT SUBMISSION **	a. ADDRESSEE	Draft	Final

						Reg	Repro

16. REMARKS

Tailored to allow contractor’s format, and to delete Block 10 paras 10.3.15, 10.3.16 and 10.4.

*      3.1.2, 3.1.3, 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.8, 3.2, 3.3, 3.4, 3.5, 3.6., 3.7

**    Submit with Data Item #A001.

				AFRL/MLMP AFRL/MLPO NRL ARL		3 1 1 1

				15. TOTAL		6

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701	16JUN99	Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT	16JUN99

DD Form 1423-1, JUN 90	Previous editions are obsolete	Page 6 of 8 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)					Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: N/A REF: DOD 5010.12-L AMSDL TDP TM OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
10A00018		F33615-99-C-5316		Cree Research

1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM SCIENTIFIC AND TECHNICAL REPORTS			3. SUBTITLE Contractor’s Billing Voucher				17. PRICE GROUP

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80711/T		5. CONTRACT REFERENCE Sec C, Para 3.1; 3.1.1; *		6. REQUIRING OFFICE AFRL/MLMP				18. ESTIMATED TOTAL PRICE

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED D	10. FREQUENCY ASREQ	12. DATE OF FIRST SUBMISSION **	14. DISTRIBUTION

					b. COPIES

8. APP CODE N/A		11. AS OF DATE **	13. DATE OF SUBSEQUENT SUBMISSION **	a. ADDRESSEE	Draft	Final

						Reg	Repro

16. REMARKS				AFRL/MLMP		3

Tailored to require only a photocopy of the contractor’s billing voucher which is prepared by the contractor to receive payment for this contract’s work.				AFRL/MLPO		1

				NRL		1

ASREQ means as generated.				ARL		1

				ACO		1

* 3.1.2, 3.1.3, 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.8, 3.2, 3.3, 3.4, 3.5, 3.6., 3.7, 3.8				CO		1

** Submit voucher information monthly, through normal mail channels to all Block 14 addresses, with Data Item #A003.

				15. TOTAL		8

G. PREPARED BY JOHN D. BLEVINS AFRL/MLMP, (937) 255-3701		H. DATE 16JUN99	I. APPROVED BY Leslie J. Steadman, 57466 Data Mgr., Det 1, AFRL/WSPT			J. DATE 16JUN99

DD Form 1423-1, JUN 90		Previous editions are obsolete			Page 7 of 8 Pages

EXHIBIT A – ADDENDUM 1

MAILING ADDRESSES

John Blevins

AFRL/MLMP

2977 P Street, Suite 6

Wright-Patterson AFB OH 45433-7739

Walt Gibson

AFRL/MLMP

2977 P Street, Suite 6

Wright-Patterson AFB OH 45433-7739

Laura Rea

AFRL/MLPO

3005 P Street Suite 6

Wright-Patterson AFB OH 45433-7739

Dr. Ken Jones

Army Research Laboratory

AMSRL-SE-RL

2800 Powder Mill Road

Adelphi MD 20783

Dr. Ben Shanabrook

Naval Research Laboratory

Code 6870

Washington DC 20375

F33615-99-C-5316	Page 8 of 8

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES

			T - CS		1 of 3

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

P00001

6. ISSUED BY AFRL/MLKT	CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFM AIR FORCE RESEARCH LABORATORY/MLKT 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil			DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			(X)	9A. AMENDMENT OF SOLICITATION NO.

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (910) 929-5922 DURHAM COUNTY			MAILING DATE SEP 26 2001 DUPLICATE ORIGINAL	9B. DATED (SEE ITEM 11)

			X	10A.MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316

10B. DATED (SEE ITEM 13)

CODE	OC9J8		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers             ☐ is extended,             ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

(X)	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Subject: No Cost Impact Extension to the Period of Performance

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print)
Calvin H. Carter, Jr. Director, Materials Technology		Stephen C. Davis Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED 09/11/2001	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED 21 SEP 2001
/s/ Calvin H. Carter, Jr. (Signature of person authorized to sign)		BY	/s/ Stephen C. Davis (Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 4.1.4 Created 06 Sep 2001 9:31 AM			STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0001	CLIN Change		[	***]
		LO	[	***]
	Noun:	RESEARCH AND DATA
	Total Quantity:	1
	Total Item Amount:	[***]
	ACRN:	9
	Security:	U
	NSN	N – Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, Description/Specifications dated 7JUN1999. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

0002	CLIN Change		NSP
		LO	NSP
	Noun:	HARDWARE
	Total Quantity:	1
	New Total Item Amount:	[***]
	ACRN:	U
	Security:	U
	NSN	N – Not Applicable
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Deliver hardware in accordance with Section C Description/Specifications entitled, “Silicon Carbide Substrates,” dated 7JUN1999.

1. SECTION F – DELIVERIES OR PERFORMANCE: The period of performance is hereby extended to 1JUN2002.

2. There are no other changes as a result of this action.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00001

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	U			01 Jun 2002

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Sec. Class:	U
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1JUN2002. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1MAR2002. See DD Form 1423 for mailing address.

0002		1	U			01 Jun 2002

	Noun:	HARDWARE
	ACRN:	U
	Sec. Class:	U
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1JUN2002. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1MAR2002. See DD Form 1423 for mailing address.

F33615-99-C-5316 P00001

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE T - CS	PAGE OF PAGES 1 of 6

2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE 25FEB2002	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (if applicable)

6. ISSUED BY AFRL/MLKT CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE S1103A
USAF/AFMC AIR FORCE RESEARCH LABORATORY/MLKT 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil		DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		(X)	9A. AMENDMENT OF SOLICITATION NO:

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366			9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316

10B. DATED (SEE ITEM 13)

CODE OC9J8	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐  is extended        ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) SEE SCHEDULE

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 Changes – Cost Reimbursement

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SUBJECT: Additional Process Improvement

CHANGE IN GOVERNMENT SHARE: [***] from [***] to [***]

CHANGE IN CONTRACTOR’S SHARE: [***] from [***] to [***]

CHANGE IN OBLIGATION: [***] from [***] to [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) John W. Palmour, Director of Advanced Devices		16A. NAME AND TITLE OF SIGNER (Type or print) Stephen C. Davis Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED 18 March 2002	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED 02 Apr 02

/s/ John W. Palmour		BY	/s/ Stephen C. Davis

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 4.2.7 Created 18 Mar 2002 10:01 AM

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange

Commission. Omitted portions have been filed separately with the

Commission.

STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR 53.243)

1.	The following changes are hereby made:

2.	SECTION B – SUPPLIES OR SERVICES:

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0001	CLIN Change		[***]
		LO	+[***]
	Noun:	RESEARCH AND DATA
	Total Quantity:	1
	New Total Item Amount:	[***]
	ACRN:	9
	NSN	N – Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, Description/Specifications dated 7JUN1999 as amended on 28JAN2002. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

0002	CLIN Change		NSP
		LO	NSP
	Noun:	HARDWARE
	Total Quantity:	1
	Total Item Amount:	[***]
	ACRN:	U
	NSN	N – Not Applicable
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Deliver hardware in accordance with Section C Description/Specifications entitled, “Silicon Carbide Substrates”, dated 7JUN1999 as amended on 28JAN2002.

0003	CLIN Establish	1	[***]
		LO	[***]
	Noun:	RESEARCH AND DATA
	ACRN:	9
	NSN	N – Not Applicable
	Contract type:	T – COST SHARING
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Conduct Research entitled “Silicon Carbide substrates” in accordance with Section C, Description/Specifications paragraph 3.10, dated 7JUN1999 as amended 28JAN2002. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00002

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
000301	CLIN Establish
	Noun:	Funding Info Only
	ACRN:	AC +[***]

000302	CLIN Establish
	Noun:	Funding Info Only
	ACRN:	AD +[***]

3.	Section B Clause 1.A.B037 – CONTRACT TYPE: COST-SHARING (FEB1997)

The following changes are hereby made:

Estimated Cost: Is increased by [***] from [***] to [***]

Government Share: Is increased by [***] from [***] to [***]

Contractor’s Share: Is increased by [***] from [***] to [***]

4.	SECTION C – DESCRIPTION/SPECIFICATION/WORK STATEMENT:

The follow paragraph is hereby added:

Paragraph 1.1 add the following dated 28JAN2002:

“Task 7: [***]”

Paragraph 3.0 Requirements to include the following:

3.10 Task 7 - [***]

The objective of this task is to develop, and transition to production a [***]

manufacturing process.

3.10.1 Production [***]

The contractor shall [***] their current [***] capability.

3.10.2 [***]

The contractor shall develop, scale up and continuously improve their [***]. The contractor shall optimize [***]

3.10.3 [***]

The contractor shall develop, scale up and continuously improve their [***]. The contractor shall improve the [***]. The contractor shall establish [***]

3.10.4 [***]

The contractor shall provide [***] to the Government for evaluation purposes. These will be provided semi-annually beginning 6 mos ARO. The contractor shall propose a [***] specification.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00002

5.	SECTION E—INSPECTION AND ACCEPTANCE:

a.	The addresses in paragraphs II.A.E006 (a) and (c) are hereby changed to read:

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

b.	The address In paragraph II.A.E007 is hereby changed to:

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

6	SECTION F - DELIVERIES OR PERFORMANCE:

The period of performance is hereby extended to 1 OCT 2003.

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	U			01 Oct 2003

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1 OCT 2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2003. See DD Form 1423 for mailing address.

0002		1	U			01 Oct 2003

	Noun:	HARDWARE
	ACRN:	U
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1 OCT 2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2003. See DD Form 1423 for mailing address.

F33615-99-C-5316 P00002

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0003		1	U			01 Oct 2003

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1 OCT 2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2003. See DD Form 1423 for mailing address.

7.	SECTION G – CONTRACT ADMINISTRATION PAYMENT DATA:

a. Incremental funding is hereby added, as noted below, to the contract in the amount of [***] for a new total incremental funding of [***] which will last until 30JUN2002 per the contractor’s email dated 22FEB2002.

b. Paragraph I.A.G005 - Payment Instructions for Multiple Accounting Classification

Citations is changed to read:

ACRN	SUBCLIN	Total
AA	000101	[***]
AB	000102	[***]
AC	000301	[***]
AD	000302	[***]

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data		Obligation Amount
AC	ACRN Establish		[***]
97 20400 25FF YL2 47WL 107101 000000 00000 63880C 503000 F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000301: +[***]
	PR/MIPR:	GWSML027205106 [***]
Descriptive data:
PR Complete

AD	ACRN Establish		[***]
97 20400 8ABC 255SA42600683422D960390302210000030
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000301: +[***]
	PR/MIPR:	GWSML027205105 [***]
JON: 10A0017
Descriptive data:
PR Complete
Navy MIPR number N0002402MP10973, dated 10JAN2002

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00002

8.	SECTION H – SPECIAL CONTRACT REQUIREMENTS:

The address in paragraph 1.A.H029(c) is hereby changed to read:

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

9.	SECTION J – ATTACHMENTS/EXHIBITS:

a.	Exhibit B – Mailing Addresses

This list of mailing addresses provides detailed mailing addresses for data deliverables.

b.	Attachment 2 – This Statement of Work addendum is hereby added to the contract.

10.	There are no other changes as a result of this action.

F33615-99-C-5316 P00002

Exhibit B

Mailing Address

F33615-99-C-5316 P00002

Technical Report Recipients

CDRLs 0001, 0002, 0003, 0004, 0005, 0006 and 0007

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

John Blevins

AFRL/MLPS

3005 P Street, Rm 254

Wright Patterson AFB, OH 45433-7707

Laura Rea

AFRL/MLPSM

3005 P Street, Rm 254

Wright Patterson AFB, OH 45433-7707

Dr. Ken Jones

Army Research Laboratory

AMSEL-SE-RL

2800 Powder Mill Rd.

Adelphi, MD 20783

Dr. Ben Shanabrook

Naval Research Laboratory

Code 6870

Washington DC, 20375

Harry Dietrich

Naval Research Laboratory

Code 6856

Washington DC 20375

Robert Coffman

Naval Sea Systems Command

PMS 426

1333 Isaac Hull Avenue, SE Stop 1100

Washington Navy Yard, DC 20375-1100

Greg Stottlemeyer

Missile Defense Agency

7100 Defense, The Pentagon

Washington DC 20301-7100

Financial Report Recipients

CDRLs 0003 and 0007

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

Suzanne Freese

Exhibit B in F33615-99-C-5316 P00002

AFRL/MLFT

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

Northrop Grumman Information Technology

Attn: Amy Carmody

80 M Street, SE Suite 500

Washington DC 20003-3513

Jerry Welsh

SAF/AQPC

1060 Air Force Pentagon

Washington, DC 20330-1060

Exhibit B in F33615-99-C-5316 P00000

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES

			T-CS		1 2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

P00003			SEE SCHEDULE
6. ISSUED BY AFRL/MLKT	CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY/MLKT 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil			DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	MAILING DATE APR 16 2002	(X)	9A. AMENDMENT OF SOLICITATION NO:

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366			9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316

10B. DATED (SEE ITEM 13)

CODE OC9J8	FACILITY CODE

11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which included a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) SEE SCHEDULE

13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D.	OTHER (Specify type of modification and authority) Limitation of Funds Clause

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
Subject: Incremental Funding

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print)

Stephen C. Davis Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
15APR02
		BY	/s/ Stephen C. Davis
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 4.2.7 Created 09 Apr 2002 7:26 AM				STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR 53.243)

1. The above numbered contract is hereby modified by increasing the amount set forth by [***], thereby making a revised amount allotted of [***] which covers all contractual items through 21JUL2002. The dollar amount and time specified are in accordance with the contractors message dated 8APR2002, incorporated herein by reference.

2. SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

Payment for all effort under this contract should be made in the order and amounts shown in the informational subclin(s) in Section B, CLINs 0001, 0002 and 0003 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	[***]
AB	000102	[***]
AC	000301	[***]
AD	000302	[***]
Total		[***]

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data		Obligation Amount
AC	ACRN Establish		+[***]
97 20400 25FF YL2 47WL 107101 000000 00000 63880C 503000 F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000301: +[***]
	PRIMIPR:	GWSML027205131 [***]
Descriptive data:
PR Complete

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00003

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE T-CS	PAGE OF PAGES 1 2
2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (if applicable)
6. ISSUED BY AFRL/MLKT CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil		DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO:
CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366	MAILING DATE JUN 03 2002		9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316
10B. DATED (SEE ITEM 13)
CODE OC9J8	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     ☐  is extended     ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) SEE SCHEDULE
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Limitation of Funds Clause
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Subject: Incremental Funding
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print) Stephen C. Davis Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED 3 MAY 02

		BY	/s/ Stephen C. Davis

(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 5.0.4 Created 31 may 2002 7:52 AM	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

1. The above numbered contract is hereby modified by increasing the amount set forth by [***], thereby making a revised amount allotted of [***] which covers all contractual items through 15AUG2002. The dollar amount and time specified are in accordance with the contractors message dated 8MAY2002, incorporated herein by reference.

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
000303	CLIN Establish
	Noun:	Funding Info Only
	ACRN:	AG +[***]

2. SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

Payment for all effort under this contract should be made in the order and amounts shown in the informational subclin(s) in Section B, CLINs 0001, 0002 and 0003 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	[***]
AB	000102	[***]
AC	000301	[***]
AD	000302	[***]
AE	000303	[***]
Total		[***]

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data		Obligation Amount
AE	ACRN Establish		[***]
97 30400 8ABC 255 SA426 0 068342 2D 960390 302210000030
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000303: +[***]
	PRIMIPR:	GWSML027205149 [***]
JON: 10A00017
Descriptive data:
PR Complete
MIPR Number N0002402MP10973, Dated 4APR2002
MIPR Fund Cite 9720400 8ABC 255 SA 426 0 068342 2D 960390 302210000030
Reference number: N0002402AF18ABC

3. There are no other changes as a result of this action.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00004

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				T-CS	1 2

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00005

6. ISSUED BY AFRL/MLKT	CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY/MLKT 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil			DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO:

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366			9B. DATED (SEE ITEM 11)

	MAILING DATE JUN 24 2002	X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316

10B. DATED (SEE ITEM 13)

CODE OC9J8	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which included a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes Clause

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Subject: Disposition of Government Property Instructions, Correction to Specification

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF SIGNER (Type or print)

Denise Holliday, Contracts Manager			Stephen C. Davis Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED		16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

Denise J. Holliday	6/20/02	BY	/s/ Stephen C. Davis	21JUN02

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 5.0.6 Created 20 Jun 2002 10:43 AM				STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR 53.243)

1. Property or other items produced under this contract in excess of the quantities required under this contract, shall be transferred to contract N00014-02-C-0220 as soon as practicable.

2. The reference in Statement of Work paragraph 3.10.2, “…,[***].” is hereby changed to read “…,[***].”.

3. There are no cost impacts or other change to terms and conditions as a result of this action.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE T - CS	PAGE OF PAGES 1 of 2
2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
6. ISSUED BY AFRL/MLKT CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY/MLKT 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil		DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO:

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366			9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316
10B. DATED (SEE ITEM 11)
CODE OC9J8	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐  is extended        ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION
OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.
X

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Subject: Disposition of Government Property Instructions, Correction to Contract Number which the Material will be held accountable

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print) STEPHEN C. DAVIS Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED 01JUL02

		BY	/s/ Stephen C. Davis

(Signature of person authorized to sign)			(Signature of Contracting Officer)

F33615-99-C-5316 P00006

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 5.0.6 Created 26 Jun 2002 9:24 AM	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

F33615-99-C-5316 P00006

1. The instructions under P00005 are corrected to read, “Property or other items produced under this contract in excess of the quantities required under this contract, shall be transferred to contract N00014-02-C-0250 as soon as practicable.”

2. There are no cost impacts or other change to terms and conditions as a result of this action.

F33615-99-C-5316 P00006

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				T - CS	1 of 6
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00007			SEE SCHEDULE
6. ISSUED BY AFRL/MLKT	CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY/MLKT 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 WILLIAM O. BEEMAN (937) 255-5413 william.beeman@wpafb.af.mil			DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO:
CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366			9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316
10B. DATED (SEE ITEM 13)

CODE OC9J8	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) SEE SCHEDULE
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Changes Clause
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Subject: Incremental Funding, Establishment of new CLIN and reallocation of funds between CLINS.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF SIGNER (Type or print)

JOHN W. PALMOUR, Director of Advanced Devices			STEPHEN C. DAVIS Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED		16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ John W. Palmour	09 OCT 2002	BY	/s/ Stephen C. Davis	10OCT02
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 5.1.2 Created 09 Oct 2002 2:56 PM	30-105			STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE OF CHANGES

1. This action creates CLIN 0004 by moving [***] from CLIN 0001 to CLIN 0004. CLIN 0003 will encompass only paragraphs 3.10.2 and 3.10.4 of the statement of work where CLIN 0004 will perform paragraphs 3.10.1 and 3.10.3. Incremental funds are also added to CLINS 0003 and 0004.

2. Section G – Contract Administration Data is modified as follows:

PAYMENT INSTRUCTIONS

Payment for all effort under this contract should be made in the order and amounts shown in the informational subclin(s) in Section B, CLINs 0001, 0003 and 0004 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	[***]
AB	000102	[***]
AC	000301	[***]
AD	000302	[***]
AE	000303	[***]
AF	000401	[***]
TOTAL		[***]

3. [***]

CLIN	Govt Share	Funding	Contractor Share	Total	Share%
1					Gov	Cree
Basic	[***]	[***]	[***]	[***]	[***]	[***]
P00002	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]
P00007	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]

2	NSP	NSP	NSP	NSP

3
P00002	[***]	[***]	[***]	[***]	[***]	[***]
P00003	[***]	[***]	[***]	[***]
P00004	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]
P0007	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]
3.10.2 and 3.10.4
4
P0007	[***]	[***]	[***]	[***]	[***]	[***]
3.10.1 and 3.10.3

	[***]	[***]	[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00007

SCHEDULE OF CHANGES

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0001	CLIN Change		[***]
		Lot	[***]
	Noun:	RESEARCH AND DATA
	Total Quantity:	1
	New Total Item Amount:	[***]
	ACRN:	9
	NSN	N – Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, Description/Specifications dated 7JUN1999 as amended on 28JAN2002. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

0003	CLIN Change		[***]
		Lot	[***]
	Noun:	RESEARCH AND DATA
	Total Quantity:	1
	New Total Item Amount:	[***]
	ACRN:	9
	NSN	N – Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, Description/Specifications paragraphs 3.10.2 and 3.10.4 dated 7JUN1999 as amended 28JAN2002. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

000301	CLIN Change
	Noun:	Funding Info Only
	ACRN:	AC [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00007

SCHEDULE OF CHANGES

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0004	CLIN Establish	1	[***]
		Lot	[***]
	Noun:	RESEARCH AND DATA – TITLE III FUNDS
	Total Quantity:	9
	NSN	N – Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, paragraphs 3.10.1 and 3.10.3 of Description/Specifications dated 7JUN1999 as amended on 28JAN2002. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

000401	CLIN Establish
	Noun:	Funding Info Only
	ACRN:	AF [***]

ITEM	SUPPLIES SCHEDULED DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	FA8650			01 Oct 2003
	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1 OCT 2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2003. See DD Form 1423 for mailing address.

0003		1	FA8650			01 Oct 2003
	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1 OCT 2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2003. See DD Form 1423 for mailing address.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00007

SCHEDULE OF CHANGES

ITEM	SUPPLIES SCHEDULED DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0004		1	FA8650			01 Oct 2003
	Noun:	RESEARCH AND DATA – TITLE III FUNDS
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1 OCT 2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than1JUN2003. See DD Form 1423 for mailing address.

4. SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data			Obligation Amount
AC	ACRN Change			[***]
97 20400 25FF YL2 47WL 107101 000000 00000 63880C 503000 F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000301:	[***]
	PR/MIPR:	GWSML027205252	[***]
Descriptive data:
PR Complete

AF	ACRN Establish			[***]
97 X0360 1102 D547WLP010A06MM01000000000000503000F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000401:	[***]
	PR/MIPR:	SWSML027205252	[***]
JON: 2865MGMT
Descriptive data:
PR Complete
FSR: 015277
PSR: 822019
DSR: 181818

5. SECTION J – ATTACHMENTS/EXHIBITS: Attachment 2 is here by added to replace the current mailing list.

6. There are no other changes as a result of this action.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00007

LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
ATTACHMENT 2	1	03 SEP 2002	REVISED MAILING LIST

F33615-99-C-5316 P00007

Exhibit A – Addendum I     3SEP2002

Mailing Address

Technical

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

John Blevins

AFRL/MLPS

3005 P Street, Rm 254

Wright Patterson AFB, OH 45433-7707

Laura Rea

AFRL/MLPSM,

3005 P Street, Rm 254

Wright Patterson AFB, OH 45433-7707

Dr. Ken Jones

Army Research Laboratory

AMSEL-SE-RL

2800 Powder Mill Rd.

Adelphi, MD 20783

Dr. Ben Shanabrook

Naval Research Laboratory

Code 6870

Washington DC, 20375

Harry Dietrich

Navel Research Laboratory

Code 6856

Washington DC 20375

Robert Coffman

Naval Sea Systems Command

PMS 426

1333 Isaac Hull Avenue, SE Stop 1100

Washington Navy Yard, DC 20375-1100

Greg Stottlemeyer

Missile Defense Agency

7100 Defense, The Pentagon

Washington DC 20301-7100

Northrop Grumman Corporation

Attn: Stephanie Mathis

2555 University Boulevard

Fairborn, OH 45324-6228

F33615-99-C-5316 P0007

Financial

Robert Drerup

AFRL/MLME

2977 P Street, Rm 215

Wright-Patterson AFB, OH 45433-7739

Suzanne Freese

AFRL/MLFT

2977 P Street, Rm 215

Wright Patterson AFB, OH 45433-7739

Northrop Grumman Information Technology

Attn: Amy Carmody

80 M Street, SE Suite 500

Washington DC 20003-3513

Jerry Welsh

SAF/AQPC

1060 Air Force Pentagon

Washington, DC 20330-1060

Northrop Grumman Corporation

Attn: Stephanie Mathis

2555 University Boulevard

Fairborn, OH 45324-6228

Attachment 2 in F33615-99-C-5316 P00007

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				T-CS	1 of 3

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00008			SEE SCHEDULE

6. ISSUED BY AFRL/MLKT	CODE	FA8650	7. ADMINISTERED BY (if other than Item 6)	CODE	S1103A

USAF/AFMC AIR FORCE RESEARCH LABORATORY 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 BRITANNY A. WALDMAN 937-255-5435 britanny.waldman@wpafb.af.mil			DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO:

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366			9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER NO. F33615-99-C-5316

10B. DATED (SEE ITEM 11)

CODE OC9J8	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,         ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) SEE SCHEDULE

13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D.	OTHER (Specify type of modification and authority) Limitation of Funds Clause

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Subject: Incremental Funding

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF SIGNER (Type or print)

FREDERICK D. RUETH Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED		16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		BY	/s/ Frederick D. Rueth	DEC 24, 2002

(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 5.2.5 Created 24 Dec 2002 11:25 AM	30-105			STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE OF CHANGES

1. The above numbered contract is hereby modified by increasing the amount set forth by [***]; thereby making a revised amount allotted of [***], which covers all contractual items through 31 Jan 02. The dollar amount and time specified are in accordance with the contractor’s e-mail dated 20 Dec. 02, incorporated herein by reference.

2. SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

Payment for all effort under this contract should be made in the order and amounts shown in the informational subclin(s) in Section B, CLINs 0001, 0003 and 0004 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED

AA	000101	[***]
AB	000102	[***]
AC	000301	[***]
AD	000302	[***]
AE	000303	[***]
AF	000401	[***]
AG	000304	[***]

TOTAL		[***]

ITEM	SUPPLIES OR SERVICES		Qty Purch Unit	Unit Price Total Item Amount

000304	CLIN Change
	Noun:	Funding Info Only
	ACRN:	AG	[***]

000401	CLIN Change
	Noun:	Funding Info Only
	ACRN:	AF	[***]

3. SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data		Obligation Amount

AF	ACRN Change		[***]
97 X0360 1102 D547WLP010A06MM01000000000000503000F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000401: [***]
	PR/MIPR:	GWSML037205021 [***]
JON: 2865MGMT
Descriptive data:
PR Complete
FSR: 015277
PSR: 822019

[***]    Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00008

SCHEDULE OF CHANGES

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data		Obligation Amount

DSR: 070167

AG	ACRN Establish		[***]
9730400 25FF YL3 47WL 107101 000000 00000 63880C 503000 F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000304: [***]
	PR/MIPR:	GWSML037205021 [***]
JON: 2865MGMT
Descriptive data:
PR Complete

4. There are no other changes as a result of this action.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00008

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE T-CS	PAGE OF PAGES 1 of 3
2. AMENDMENT/MODIFICATION NO. P00009	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY    AFRL/MLKT     CODE

USAF/AFMC

AIR FORCE RESEARCH LABORATORY/MLKT

2310 EIGHTH STREET, BUILDING 167

WRIGHT-PATTERSON AFB OH 45433-7801

WILLIAM O. BEEMAN (937) 255-5413

william.beeman@wpafb.af.mil

	FA8650	7. ADMINISTERED BY (If other than Item 6) DCMC ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789	CODE S1103A

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE INC. 4600 SILICON DRIVE DURHAM, NC 27703 (919) 313-5366		(X)	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11)

CODE OC9J8	FACILITY CODE	X	10A. MODIFICATION OF CONTRACT/ORDER NO F33615-99-C-5316

10B. DATED (SEE ITEM 13)
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers             ☐ is extended,             ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) SEE SCHEDULE
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D.	OTHER (Specify type of modification and authority)

                Limitation of Cost Clause

E. IMPORTANT; Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Subject: Incremental Funding
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF SIGNER (Type or print) Stephen C. Davis Contracting Officer
15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED (Signature of person authorized to sign)	16B. UNITED STATES OF AMERICA 16C. DATE SIGNED BY /s/ Stephen C. Davis (Signature of Contracting Officer)
NSN 7540-01-152-8070 30-105 PREVIOUS EDITION UNUSABLE ConWrite Version 5.2.8 Created 28 Feb 2003 12.:35 PM	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE OF CHANGES

1.	The above numbered contract is hereby modified by increasing the amount set forth by [***]; thereby making a revised amount allotted of [***].

2.	SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

Payment for all effort under this contract should be made in the order and amounts shown in the informational subclin(s) in Section B, CLINs 0001, 0003 and 0004 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED

AA	000101	[***]
AB	000102	[***]
AC	000301	[***]
AD	000302	[***]
AE	000303	[***]
AF	000401	[***]
AG	000304	[***]

TOTAL		[***]

ITEM	SUPPLIES OR SERVICES		Qty Purch Unit	Unit Price Total Item Amount

0001	CLIN Change			[***]
			Lot	[***]
	Noun:	RESEARCH AND DATA
	Total Quantity:	1
	New Total Item Amount:	[***]
	ACRN:	9
	NSN	N – Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	T – [***]
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
Conduct Research entitled “Silicon Carbide Substrates” in accordance with Section C, Description/Specifications dated 7JUN1999 as amended on 28JAN2002. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999.

000304	CLIN Change
	Noun:	Funding Info Only
	ACRN:	AG	[***]

000401	CLIN Change
	Noun:	Funding Info Only
	ACRN:	AF	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00009

SCHEDULE OF CHANGES

ITEM	SUPPLIES SCHEDULED DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE

0001		1	FA8650			01 Oct 2003

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1OCT2003. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2003. See DD Form 1423 for mailing address

3.	SECTION G – CONTRACT ADMINISTRATION/PAYMENT DATA:

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data	Obligation Amount

AF	ACRN Change	[ ***]
97 X0360 1102 D547WLP010A06MM01000000000000503000F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000401: [***]
	PRIMIPR:	GWSML037205051 [***]
JON: 10A00017
Descriptive data:
PR Complete
FSR: 015277
PSR: 822019
DSR: 191302

AG	ACRN Revision	[ ***]
97 30400 25FF YL3 47WL 107101 000000 00000 63880C 503000 F03000
	New ACRN Amount:	[***]
	Funding breakdown:	On CLIN 000401: [***]
	PRIMIPR:	GWSML037205051 [***]
JON: 10A00017
Descriptive data:
PR Complete

4.	There are no other changes as a result of this action.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

F33615-99-C-5316 P00009

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE T - CS	PAGE OF PAGES 1 of 3
2. AMENDMENT/MODIFICATION NO. P00010	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

6. ISSUED BY    AFRL/MLKT    CODE             FA8650

USAF/AFMC

AIR FORCE RESEARCH LABORATORY/MLKT

2310 EIGHTH STREET, BUILDING 167

WRIGHT-PATTERSON AFB OH 45433-7801

WILLIAM O. BEEMAN (937) 255-5413

william.beeman@wpafb.af.mil

7. ADMINISTERED BY (if other than Item 6) CODE S1103A DCMC ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	9A. AMENDMENT OF SOLICITATION NO.

CREE, INC. 4600 SILICON DRIVE DURHAM NC 27703 (919) 313-5366		9B. DATED (SEE ITEM 11)
	X	10A. MODIFICATION OF CONTRACT/ORDER NO.
F33615-99-C-5316
10B. DATED (SEE ITEM 13)
CODE OC9J8 FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers            ☐  is extended,             ☐   is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.

If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.	OTHER (Specify type of modification and authority) 52.243-2 Changes - Cost Reimbursement
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Subject: Extension to Period of Performance
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF SIGNER (Type or print) Stephen C. Davis Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

(Signature of person authorized to sign)		BY	/s/ Stephen C. Davis (Signature of Contracting Officer)	30 Apr 03

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 5.2.10 Created 30 Apr 2003 11:40 AM	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE OF CHANGES

1.	This contractual action extends the contract period of performance to 1JUN2004. The revised Technical performance shall be completed by 1FEB2004 with the final technical report delivered by 1JUN2004 as evidenced in the changes noted below.

2.	This contractual action is executed unilaterally as the contractor had requested the contract extension in their 23APR2003 letter. This letter is hereby incorporated by reference.

ITEM	SUPPLIES SCHEDULED DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE

0001		1	FA8650			01 Jun 2004

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1FEB2004. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2004. See DD Form 1423 for mailing address.

0002		1	U			01 Jun 2004

	Noun:	HARDWARE
	ACRN:	U
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1FEB2004. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2004. See DD Form 1423 for mailing address.

0003		1	FA8650			01 Jun 2004

	Noun:	RESEARCH AND DATA
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1FEB2004. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2004. See DD Form 1423 for mailing address

F33615-99-C-5316 P000010

ITEM	SUPPLIES SCHEDULED DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE

0004		1	FA8650			01 Jun 2004

	Noun:	RESEARCH AND DATA – TITLE III FUNDS
	ACRN:	9
	Descriptive Data:
	The scheduled delivery date for the approved final technical report is 1FEB2004. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, dated 16JUN1999. The technical effort must be completed no later than 1JUN2004. See DD Form 1423 for mailing address.

3. This modification is administrative in nature and does not relinquish any substantive rights of the Government. There are no other changes to the terms and conditions of the contract.

F33615-99-C-5316 P00010